EXHIBIT 23.2


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 12, 1996, in Amendment No. 1 to the Registration Statement (Form S-11 No. 333-10635) and related Prospectus of Apple Residential Income Trust, Inc., for the registration of 25,166,666.67 shares of its common stock.

                                                               Ernst & Young LLP
Richmond, Virginia
October 18, 1996

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